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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RMR Real Estate Income Fund RMR Asia Pacific Real Estate Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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RMR Real Estate Income Fund RMR Asia Pacific Real Estate Fund 400 Centre Street, Newton, Massachusetts 02458 NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS TO BE HELD ON MARCH 11, 2010

To the Shareholders of the above Funds:

        Notice is hereby given that the annual meetings of shareholders of each of RMR Real Estate Income Fund ("RIF") and RMR Asia Pacific Real Estate Fund ("RAP"), each a Delaware statutory trust (individually, a "fund" and collectively, the "funds"), will be held at 400 Centre Street, Newton, Massachusetts 02458 on Thursday, March 11, 2010, at 1:30 p.m. (Eastern Time), and any adjournments or postponements thereof (for each fund, an "annual meeting" and collectively, the "annual meetings"), for the following purposes:

  1.
  To elect Mr. Barry M. Portnoy as a trustee (i) with respect to RIF, by holders of its preferred shares, voting as a separate class, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified and (ii) with respect to RAP, by holders of its common shares, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified ("Proposal 1");

  2.
  To elect Mr. Arthur G. Koumantzelis as a trustee (i) with respect to RIF, by holders of its common shares and preferred shares, voting together as a single class, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified and (ii) with respect to RAP, by holders of its common shares, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified ("Proposal 2"); and

  3.
  To transact such other business as may properly come before the annual meetings or any adjournments or postponements thereof.

        THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES OF EACH FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1 AND PROPOSAL 2 WITH RESPECT TO ITS FUND.

        Shareholders of record at the close of business on January 15, 2010 are entitled to notice of and to vote at the annual meetings.

        Securities and Exchange Commission rules allow us to furnish proxy materials to our shareholders on the Internet. You can now access proxy materials and vote at www.proxyvote.com. You may vote via Internet or telephone by following the instructions on that website. In order to vote on the Internet or by telephone you must have a shareholder identification number which is being mailed to you separately in a Notice Regarding the Internet Availability of Proxy Materials.

                      By order of the Boards of Trustees,

                      JENNIFER B. CLARK
                       Secretary
                      RMR Real Estate Income Fund
                      RMR Asia Pacific Real Estate Fund

Newton, Massachusetts
January 19, 2010

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF YOUR FUND(S), PLEASE READ THE PROXY STATEMENT AND COMPLETE AND RETURN A PROXY FOR YOUR SHARES AS SOON AS POSSIBLE. YOU MAY VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE WEBSITE INDICATED IN THE NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS THAT YOU RECEIVED IN THE MAIL. YOU MAY ALSO REQUEST A PAPER PROXY AT ANY TIME PRIOR TO MARCH 1, 2010 TO SUBMIT YOUR VOTE BY MAIL. IF YOU ATTEND THE ANNUAL MEETING OF YOUR FUND(S) AND VOTE IN PERSON, THAT VOTE WILL REVOKE ANY PROXY YOU PREVIOUSLY SUBMITTED.

        IF YOU HOLD SHARES IN THE NAME OF A BROKERAGE FIRM, BANK, NOMINEE OR OTHER INSTITUTION, YOU MUST PROVIDE A LEGAL PROXY FROM THAT INSTITUTION IN ORDER TO VOTE YOUR SHARES AT THE ANNUAL MEETING OF YOUR FUND(S). YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund

400 Centre Street, Newton, Massachusetts 02458

JOINT PROXY STATEMENT

 YOUR PROXY IS BEING SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF YOUR FUND(S)

ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Thursday, March 11, 2010

January 19, 2010

        This joint proxy statement is being furnished in connection with the solicitation by the boards of trustees (each a "board" and collectively, the "boards"), and the trustees (each trustee a "trustee" and collectively, the "trustees") of each of RMR Real Estate Income Fund ("RIF") and RMR Asia Pacific Real Estate Fund ("RAP"), each a Delaware statutory trust (each a "fund", and collectively, the "funds"), of proxies to be voted at the annual meeting of shareholders of the funds to be held at 400 Centre Street, Newton, Massachusetts 02458 on Thursday, March 11, 2010, at 1:30 p.m. (Eastern Time), and at any and all adjournments or postponements thereof (for each fund, an "annual meeting" and collectively, the "annual meetings").

        The following table indicates the proposals in respect of which votes are solicited by this joint proxy statement and the class of shares solicited for each proposal:

Proposal	Description	Class of Shares Voting
Proposal 1	To elect Mr. Barry M. Portnoy as a trustee	Preferred shares of RIF with respect to RIF; and common shares of RAP with respect to RAP.
Proposal 2	To elect Mr. Arthur G. Koumantzelis as a trustee	Preferred shares and common shares of RIF, voting together as a single class, with respect to RIF; and common shares of RAP with respect to RAP.

        The Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") with respect to this joint proxy statement and the related proxy cards are being first sent to shareholders on or about January 25, 2010. Each fund will furnish, without charge, a copy of its most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Requests should be directed to the Secretary of the fund at 400 Centre Street, Newton, MA 02458 (toll free telephone number (866) 790-8165). Copies can also be obtained by visiting the funds' website at www.rmrfunds.com.*

*
The Internet address for the funds is included several times in this joint proxy statement as a textual reference only. The information on the website is not incorporated by reference into this joint proxy statement.

        The record date for each annual meeting is January 15, 2010. Only shareholders of record as of the close of business on January 15, 2010 are entitled to notice of, and to vote at, the applicable annual meetings and any postponement or adjournment thereof. As of the record date, each fund had the following shares outstanding:

Fund	NYSE Amex Symbol+	Number of Common Shares	Number of Preferred Shares (Series M, T, W, Th and F)
RMR Real Estate Income Fund	RIF	2,375,718	667
RMR Asia Pacific Real Estate Fund	RAP	3,342,963	None

+
The common shares of each fund are listed for trading on NYSE Amex LLC ("NYSE Amex"). The preferred shares of RIF are not listed for trading on any national securities exchange.

        The principal executive offices of the funds are located at 400 Centre Street, Newton, Massachusetts 02458.

        A quorum of shareholders is required to take action at each annual meeting. A majority of the shares of a fund entitled to vote on a particular matter at that fund's annual meeting, represented in person or by proxy, will constitute a quorum for voting on that particular matter. Common shares and preferred shares, if any, of a fund represented by valid proxies or in person will count for the purpose of determining the presence of a quorum for that fund's annual meeting. Votes cast by proxy or in person at each annual meeting will be tabulated by the inspector of election appointed for that annual meeting.

        Broker non-votes are shares held in street name for which instructions on a particular proposal have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. We expect there to be no broker non-votes with respect to Proposal 1 or Proposal 2 because brokers will have discretionary authority to vote on those proposals.

        Shares represented by proxies which are marked "WITHHOLD" with regard to Proposal 1 or Proposal 2 will be counted as shares present for purposes of determining whether a quorum is present at that fund's annual meeting with respect to Proposal 1 and Proposal 2, but will have no effect on the outcome of the vote on Proposal 1 or Proposal 2.

        Failure of a quorum to be present at any annual meeting with respect to any particular matter will necessitate adjournment of that meeting with respect to that particular matter and will subject that fund to additional proxy solicitation expenses. The funds' bylaws expressly authorize the chairperson of the annual meetings, subject to the review of the independent trustees, to adjourn the annual meeting(s) for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of business, (b) the board(s) or the chairperson of the annual meeting(s) determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that the board(s) or the chairperson of the annual meeting(s) determines has not been made sufficiently or timely available to shareholders, or (c) the board(s) or the chairperson of the annual meeting(s) determines that adjournment is otherwise in the best interests of the fund(s). If an annual meeting is adjourned, the time and place of the adjourned meeting will be announced at the annual meeting.

        The holders of the outstanding common and preferred shares, if any, of each fund are entitled to one vote per share with respect to proposals of that fund upon which such holders are entitled to vote.

        Approval of Proposal 1 and Proposal 2 for RIF and RAP requires the affirmative vote of a majority of all the votes cast on Proposal 1 and Proposal 2, as applicable, at each annual meeting.

        The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions with respect to a fund as indicated thereon if your proxy is received properly executed. If you properly execute your proxy card and give no voting instructions, your shares will be voted FOR Proposal 1 and Proposal 2 to the extent that your shares are entitled to be voted on those proposals. If other matters properly come before the annual meetings or any postponement or adjournment thereof, and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

        Any proxies may be revoked at any time before they are voted at a fund's annual meeting by timely filing with that fund a written notice of revocation, by timely delivering to that fund a duly executed proxy bearing a later date, by voting over the Internet or by telephone at a later time in the manner provided on the website indicated in the Notice of Internet Availability or by attending that fund's annual meeting and voting in person. Votes provided over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on March 10, 2010. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the annual meeting of your fund(s).

        IMPORTANT: If your shares are held in "street name" through a brokerage firm, bank, nominee or other institution, please contact the person responsible for your account and give instructions on how to vote your shares.

        The proposals for shareholder votes and the recommendation of the boards of trustees with respect to such proposals are set forth below.

INFORMATION RELATING TO TRUSTEES

        Each fund's board is divided into three classes. For each fund, there is one trustee (Mr. John L. Harrington) in class I whose current term expires in 2011, there are two trustees in class II (Messrs. Jeffrey P. Somers and Adam D. Portnoy) whose current terms expire in 2012 and there are two trustees in class III (Messrs. Barry M. Portnoy and Arthur G. Koumantzelis) whose current terms expire in 2010. Messrs. Barry M. Portnoy and Arthur G. Koumantzelis are each being proposed for reelection as a class III trustee at this annual meeting. Trustees in each class of a fund are elected and hold office for a term expiring at the fund's annual meeting held in the third year following the year of their election, with each trustee holding office until the expiration of the term of the relevant class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. Pursuant to the requirements of the Investment Company Act of 1940 (the "1940 Act"), and the organizational documents of RIF, holders of preferred shares of RIF, voting as a separate class, are entitled to elect two trustees to RIF's board (Messrs. Barry M. Portnoy and Adam D. Portnoy presently represent the holders of RIF's preferred shares), and the remaining trustees of RIF are elected by the holders of the common shares and preferred shares of RIF, voting together as a single class. RAP has not issued any preferred shares and thus the holders of common shares of RAP elect all of RAP's trustees.

        A majority of the trustees of each fund's board are not "interested persons" within the meaning of the 1940 Act. Messrs. Harrington, Somers and Koumantzelis are not "interested persons" of any of the funds within the meaning of the 1940 Act, and are sometimes referred to herein as "disinterested trustees" or "independent trustees".

        The board of each fund has determined that a majority of the trustees of its fund's board are independent trustees pursuant to the corporate governance standards for companies listed on NYSE Amex. In determining independence pursuant to NYSE Amex standards, each year each fund's board affirmatively determines whether trustees have a direct or indirect material relationship with that fund or its affiliates other than by reason of their service as an independent trustee or independent director.

When assessing a trustee's relationship with a fund or its affiliates, each board considers all relevant facts and circumstances, not merely from the trustee's standpoint but also from that of the persons or organizations with which the trustee has an affiliation. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships. The board of each fund has determined that, with respect to its fund, Messrs. Harrington, Somers and Koumantzelis currently qualify as independent under NYSE Amex rules. Additional information regarding the nominees and trustees is included in this joint proxy statement under the heading "Information Regarding Nominees and Trustees of the Funds".

Proposal 1: Election of Mr. Barry M. Portnoy as a class III trustee of each fund's board of trustees (i) by holders of preferred shares, voting as a separate class, with respect to RIF, and (ii) by holders of common shares with respect to RAP.

ELECTION OF TRUSTEE

        In Proposal 1, holders of preferred shares of RIF, voting as a separate class, and holders of common shares of RAP, respectively, are being asked to elect Mr. Barry M. Portnoy as a class III trustee of their fund. On January 5, 2010, the nominating committee of each fund nominated Mr. Barry Portnoy as a class III trustee to stand for reelection at the funds' 2010 annual meetings.

        In making its nomination, the nominating committee of each fund considered Mr. Barry Portnoy's qualifications for service on the board of the applicable fund. The nominating committees considered the quality of his past services as a trustee of the funds, his business and personal experience and reputation for integrity, intelligence, sound judgment and ability to understand complex financial issues and to make meaningful inquiries; his willingness and ability to devote sufficient time to board business; his familiarity with the responsibilities of service on the board of a publicly owned company; and other matters that the nominating committee deemed appropriate. Mr. Barry Portnoy is the nominee of the nominating committee of RIF for election by its preferred shareholders, and of the nominating committee of RAP for election by its common shareholders, at each respective fund's annual meeting to serve until the respective fund's 2013 annual meeting, and to hold office until the expiration of the term of the class III trustees and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office.

        It is the intention of the persons named in the enclosed proxies to vote the shares represented thereby FOR the election of Mr. Barry Portnoy, unless a proxy is marked otherwise. Mr. Barry Portnoy has agreed to serve as trustee of each fund if elected. However, if Mr. Barry Portnoy becomes unable or unwilling to accept nomination for election to the board of either fund, the proxies will be voted for a substitute nominee designated by that fund's board or nominating committee. The boards have no reason to believe that Mr. Barry Portnoy will be unable to serve.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE ELECTION OF MR. BARRY M. PORTNOY

Proposal 2: Election of Mr. Arthur G. Koumantzelis as a class III trustee of each fund's board of trustees (i) by holders of common shares and preferred shares, voting together as a single class with respect to RIF, and (ii) by holders of common shares of RAP with respect to RAP.

ELECTION OF TRUSTEE

        In Proposal 2, with respect to RIF, holders of its common shares and preferred shares, voting together as a single class, and with respect to RAP, holders of its common shares, are being asked to elect Mr. Koumantzelis as a class III trustee of their fund. On January 5, 2010, the nominating committee of each fund nominated Mr. Koumantzelis as a class III trustee to stand for reelection at the funds' 2010 annual meetings.

        In making its nomination, the nominating committee of each fund considered Mr. Koumantzelis's qualifications for service on the board of the applicable fund. The nominating committees considered the quality of his past services as a trustee of the funds, his business and personal experience and reputation for integrity, intelligence, sound judgment and his expertise in complex financial issues and ability to make meaningful inquiries in that regard; his willingness and ability to devote sufficient time to board business; his familiarity with the responsibilities of service on the board of a publicly owned company; his status as a person who would qualify as an independent trustee and audit committee financial expert; and other matters that the nominating committees deemed appropriate. Mr. Koumantzelis is the nominee of the nominating committee of RIF for election by its preferred shareholders and common shareholders, and the nominee of the nominating committee of RAP for election by its common shareholders, at each respective fund's annual meeting to serve until the respective fund's 2013 annual meeting, and to hold office until the expiration of the term of the class III trustees and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office.

        It is the intention of the persons named in the enclosed proxies to vote the shares represented thereby FOR the election of Mr. Koumantzelis, unless a proxy is marked otherwise. Mr. Koumantzelis has agreed to serve as trustee of each fund if elected. However, if Mr. Koumantzelis becomes unable or unwilling to accept nomination for election to the board of either fund, the proxies will be voted for a substitute nominee designated by that fund's present board or nominating committee. The boards have no reason to believe that Mr. Koumantzelis will be unable to serve.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE ELECTION OF MR. ARTHUR G. KOUMANTZELIS

SOLICITATION OF PROXIES

        The funds will bear the cost of the solicitation of proxies, including the preparation, printing and mailing of proxy materials. In addition to the solicitation of proxies by Internet, email, telephone and mail, the funds' trustees, officers and other employees may solicit proxies by personal interview, telephone, facsimile, email or otherwise. They will not be paid any additional compensation for such solicitation. The funds will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the funds and obtain their voting instructions. The funds will reimburse those firms for their expenses.

INFORMATION REGARDING NOMINEES AND TRUSTEES OF THE FUNDS

        Certain information concerning the nominees and trustees of the funds is set forth below. Messrs. Barry M. Portnoy and Arthur G. Koumantzelis, nominees for each fund, are currently trustees of each fund. Each fund is a registered closed-end management investment company advised by RMR Advisors, Inc. ("RMR Advisors"). MacarthurCook Investment Managers Limited serves as a subadviser to RAP (the "Subadvisor"). The "interested persons" (as defined by Section 2(a)(19) of the 1940 Act) who are trustees of the funds are noted as "interested trustees." Unless otherwise specified, the business address of the nominees and trustees of the funds, and of RMR Advisors, is 400 Centre Street, Newton, Massachusetts 02458. The business address of the Subadvisor is Level 4, 30 Collins Street, Melbourne, Victoria 3000, Australia.

        In June 2009, RMR Real Estate Fund ("RMR"), RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Dividend Capture Fund reorganized with RIF. Also in June 2009, Old RMR Asia Pacific Real Estate Fund ("Old RAP") and RMR Asia Real Estate Fund reorganized with RAP. In connection with these fund reorganizations, RIF assumed the accounting and investment performance history of RMR and RAP assumed the accounting and investment performance history of Old RAP (Old RAP, together with RMR, the "Predecessor Funds").

During 2009, the boards of RIF and RAP and their Predecessor Funds each held 10 and 12 meetings, respectively. No trustee attended less than 75% of the meetings of any fund's board or board committee on which he served. All members of the board of a fund are encouraged, but not required, to attend that fund's annual meeting of shareholders. All members of the board of each of RIF and RAP attended the Predecessor Funds' joint annual meeting of shareholders held in 2009.

        Biographical and other information relating to the trustee nominees standing for election at the 2010 annual meetings is set forth below. Mr. Barry M. Portnoy is an "interested person," as defined in the 1940 Act, of each fund as a result of his ownership of, and positions with, RMR Advisors and the funds. Mr. Koumantzelis is not an "interested person", as defined in the 1940 Act, of either fund. Mr. Koumantzelis is a member of each fund's audit, compensation, and nominating committees.

Name and age.*	Position held with the fund, current term and length of time served. (Approx. number of years served.)#	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for trustee.	Number of portfolios in fund complex overseen by nominee for trustee.**
Independent Trustee Nominee
Arthur G. Koumantzelis (79)	Class III Trustee to serve until 2010: RIF (7); and RAP (4).#	Trustee of Hospitality Properties Trust from 1995 to 2007; President and Chief Executive Officer of Gainesborough Investments LLC from 1998 to 2007; Trustee of Senior Housing Properties Trust from 1999 to 2003; Director of Five Star Quality Care, Inc. since 2001; Director of TravelCenters of America LLC since 2007; Director of Affiliates Insurance Company since 2008.	2
Interested Trustee Nominee
Barry M. Portnoy (64)***	Class III Trustee to serve until 2010: RIF (8); and RAP (4).# Portfolio manager of RIF since June 2009 and its predecessor funds since December 2003.	Chairman of Reit Management & Research LLC ("Reit Management") since 1986; Managing Trustee of HRPT Properties Trust since 1986; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Quality Care, Inc. since 2001; Director and Vice President of RMR Advisors since 2002; Managing Director of TravelCenters of America LLC since 2007; Director of Affiliates Insurance Company since 2008; Managing Trustee of Government Properties Income Trust since 2009.	2

*
The business address of each trustee is 400 Centre Street, Newton, Massachusetts 02458.

**
RMR Funds is a fund complex consisting of each of the funds.

***
Adam D. Portnoy is the son of Barry M. Portnoy.

#
Includes the length of time served as a trustee of the funds' predecessor funds.

        Biographical and other information relating to the trustees who are not standing for election or reelection at the 2010 annual meetings is set forth below. Mr. Adam D. Portnoy is an "interested person," as defined in the 1940 Act, of the funds as a result of his ownership of, and current positions with, RMR Advisors. Messrs. Harrington and Somers are not "interested persons", as defined in the 1940 Act, of either fund. Messrs. Harrington and Somers are members of each fund's audit, compensation, and nominating committees.

Name and age.*	Position held with the fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by trustee.	Number of portfolios in fund complex overseen by trustee.**
Interested Trustee
Adam D. Portnoy (39)***	President, Class II Trustee to serve until 2012: RIF (3); and RAP (3).# Portfolio manager of RIF since June 2009 and its predecessor funds since May 2007.
		President and Chief Executive Officer of Reit Management since 2006 (Vice President from 2003 to 2006); Managing Trustee of HRPT Properties Trust since 2006 (Executive Vice President from 2003 to 2006); President, Chief Executive Officer and Director of RMR Advisors since 2007 (Vice President from 2003 to 2007); Vice President of the predecessor funds from 2004 (or inception, if later) to 2007; Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Director of Affiliates Insurance Company since 2008; President and Managing Trustee of Government Properties Income Trust since 2009.	2

*
The business address of each trustee is 400 Centre Street, Newton, Massachusetts 02458.

**
RMR Funds is a fund complex consisting of each of the funds.

***
Adam D. Portnoy is the son of Barry M. Portnoy.

#
Includes the length of time served as a trustee of the funds' predecessor funds.

Name and age.*	Position held with the fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by trustee.	Number of portfolios in fund complex overseen by trustee.**
Disinterested Trustees
John L. Harrington (73)	Class I Trustee to serve until 2011: RIF (7); and RAP (4).#
		President, Executive Director and Trustee of the Yawkey Foundation (a charitable trust) since 1981; Trustee of the JRY Trust since 1982; Chairman of the board and Trustee of the Yawkey Foundation from 2002 to 2003 and since 2007; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1973 to 2001; Trustee of Hospitality Properties Trust since 1995; Trustee of Senior Housing Properties Trust since 1999; Director of Five Star Quality Care, Inc. from 2001 to 2003; President of Boston Trust Management Corp. from 1981 to 2006; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; Director of Affiliates Insurance Company since 2008; Trustee of Government Properties Income Trust since 2009.	2
Jeffrey P. Somers (66)	Class II Trustee to serve until 2012: RIF (1); and RAP (1).#	Of Counsel, Morse, Barnes-Brown & Pendleton, P.C. (law firm) since 2010 (Director and Equity Member from 1995 to 2009); Director and Secretary of Biomeasure, Incorporated from 1976 to 2008; Secretary of Cantella & Co., Inc. (an SEC-registered broker-dealer) since 1990; Director of Cantella Management Corp. (holding company for Cantella & Co., Inc.) since 2002; Trustee of Senior Housing Properties Trust since 2009; Director of Affiliates Insurance Company since 2009; Director of Government Properties Income Trust since 2009.	2

*
The business address of each trustee is 400 Centre Street, Newton, Massachusetts 02458.

**
RMR Funds is a fund complex consisting of each of the funds.

#
Includes the length of time served as a trustee of the funds' predecessor funds.

 COMPENSATION OF TRUSTEES

        Trustees who are "interested persons" of the funds, as defined in the 1940 Act, receive no compensation for services as a trustee from either fund, and nominees who are "interested persons" of the funds, if elected, will not receive any compensation for services as a trustee from either fund. The following table sets forth the compensation of the independent trustees from each of the funds for service to the funds for the fiscal year ended December 31, 2009.

	RIF**	RAP**	Total compensation from the fund complex#
John L. Harrington	$8,679	$9,678	$23,625
Arthur G. Koumantzelis	$7,679	$8,678	$21,625
Jeffrey P. Somers*	$7,447	$8,446	$19,500

*
Mr. Somers has served as an independent trustee of each fund since February 3, 2009.

**
The amounts in this column include compensation paid by each fund's Predecessor Fund.

#
The amounts in this column represent the aggregate 2009 compensation paid by all funds in the RMR Funds fund complex to each independent trustee. Prior to a series of fund reorganizations and liquidations that occurred in the first half of 2009, the RMR Funds fund complex was comprised of nine closed-end funds and one open-end fund.

        Until changed by a vote of the respective fund's board, the compensation payable to each independent trustee in the RMR Funds fund complex is as follows:

Timing and Description	Amount
At the first meeting of the board of trustees following the annual meeting of shareholders, an annual retainer	$5,000
At the first meeting of the board of trustees following the annual meeting of shareholders, an annual retainer paid to the Audit Committee Chairman	$1,000
For each meeting of the board of trustees or a board committee which is attended, an attendance fee per fund, per meeting, up to a maximum of $1,000 per meeting day, such fees to be allocated pro rata to the funds that had a board or a board committees meeting that day.	$500

        In addition to the compensation paid to independent trustees, each fund in the RMR Funds fund complex reimburses all of its trustees for expenses incurred in connection with their duties as trustees.

COMMUNICATIONS WITH TRUSTEES

        Any shareholder of a fund or other interested party of a fund who desires to communicate with the funds' trustees, individually or as a group, may do so by visiting the website of the funds (www.rmrfunds.com), by calling the funds' toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, in care of the Chief Compliance Officer and Director of Internal Audit, RMR Funds, 400 Centre Street, Newton, MA 02458. The Chief Compliance Officer and Director of Internal Audit will deliver communications to the appropriate persons.

 BOARD COMMITTEES

        Each fund has an audit committee, a compensation committee and a nominating committee. Each board has adopted charters for each of these committees with respect to its fund. Copies of the respective charters of the audit committees, compensation committees and nominating committees are available on the funds' website at www.rmrfunds.com. Each of these board committees is comprised of Messrs. Harrington, Somers and Koumantzelis, the independent trustees, who are independent under applicable NYSE Amex listing standards.

        The primary function of each audit committee is to assist its board's oversight of matters relating to: the integrity of financial statements; legal and regulatory compliance; the qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. Each audit committee is directly responsible for the selection of independent accountants. Each board has determined that Mr. Koumantzelis is "independent" as defined by the rules of the SEC and NYSE Amex, and based upon his education and experience, possesses the requisite qualifications for designation, and has so designated him as each fund's audit committee financial expert. During 2009, the audit committees of RIF and RAP, including their Predecessor Funds, each held seven meetings.

        The primary function of each compensation committee is to determine and review the fees paid by its fund to its trustees and to recommend to its fund's board the compensation payable to the Chief Compliance Officer and Director of Internal Audit of the fund. In 2009, the compensation committees of RIF and RAP, including their Predecessor Funds, each held four meetings.

        The primary function of each fund's nominating committee is to (i) identify individuals qualified to become trustees and select, or recommend that the board selects, independent trustee nominees for each annual meeting of the fund's shareholders or when vacancies occur and (ii) consider nominations of persons for election to the board by its fund's shareholders. During 2009, the nominating committees of RIF and RAP, including their Predecessor Funds, each held one meeting.

SHAREHOLDER NOMINATIONS AND PROPOSALS

        Each fund's declaration of trust requires compliance with certain procedures for a fund shareholder to properly make a nomination for election to the board or to propose other business for the fund. If a shareholder who is entitled to do so under a fund's bylaws wishes to nominate a person or persons for election to the board or propose other business for the fund, that shareholder must provide a written notice to the fund's Secretary at 400 Centre Street, Newton, MA 02458. To be eligible to make a nomination or submit a proposal for other business at a fund's 2011 annual meeting, a shareholder generally must (1) have continuously held at least $2,000 in market value, or 1%, of the shares entitled to vote at the annual meeting on such election or the proposal for other business, as the case may be, for at least one year from the date such shareholder gives the notice provided for above, and continuously hold such shares through and including the time of the annual meeting (including any postponement or adjournment thereof), and (2) be a shareholder of record at the time of giving notice, and through and including the time of the annual meeting (including any postponement or adjournment thereof). The shareholder's notice must generally set forth specified information about the nominee and associates of the nominee, the shareholder and associates of the shareholder, any other business proposed to be brought before the annual meeting, and must set forth the name and address of any other shareholder supporting the shareholder's nomination or proposal to the extent known by the shareholder.

        At the same time as the submission of any shareholder nomination or proposal of other business to be considered at a shareholders' meeting that, if approved and implemented by the fund, would cause the fund to be in breach of any covenant of the fund or otherwise cause a default (in any case, with or without notice or lapse of time) in any existing debt instrument or agreement of the fund or other material contract or agreement of the fund, the proponent shareholder or shareholders must submit to the Secretary at the principal executive offices of the fund (i) evidence satisfactory to the board of the lender's or contracting party's willingness to waive the breach of covenant or default or (ii) a detailed plan for repayment of the indebtedness to the lender or curing the contractual breach or default and satisfying any resulting damage claim, specifically identifying the actions to be taken or the source of funds, which plan must be satisfactory to the board in its discretion, and evidence of the availability to the fund of substitute credit or contractual arrangements similar to the credit or contractual arrangements which are implicated by the shareholder nomination or other proposal that are at least as favorable to the fund, as determined by the board in its discretion.

        Additionally, if (i) submission of any shareholder nomination or proposal of other business to be considered at a shareholders' meeting that could not be considered or, if approved, implemented by the fund without making a filing with or otherwise notifying or obtaining the consent, approval or other action of any federal, state, municipal or other governmental or regulatory body (a "Governmental Action") or (ii) such shareholder's ownership of shares or any solicitation of proxies or votes or holding or exercising proxies by such shareholder or any of such shareholder's associates, or any proposed nominee or any of such proposed nominee's associates, would require Governmental Action, then, at the same time as the submission of any shareholder nomination or proposal of other business to be considered at a shareholders' meeting, the proponent shareholder or shareholders must submit to the Secretary at the principal executive offices of the fund (x) evidence satisfactory to the board that any and all Governmental Action has been given or obtained, including, without limitation, such evidence as the board may require so that any nominee may be determined to satisfy any suitability or other requirements or (y) if such evidence was not obtainable from a governmental or regulatory body by such time despite the shareholder's diligent and best efforts, a detailed plan for making or obtaining the Governmental Action prior to the election of any such proposed nominee or the implementation of such proposal, which plan must be satisfactory to the board in its discretion.

        To be timely, the notice must be delivered to the fund's Secretary not later than 5:00 p.m. (Eastern Time) on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting. If the date of the proxy statement for the annual meeting is more than 30 days earlier than the first anniversary of the date of the proxy statement for the preceding year's annual meeting, notice by the shareholder, to be timely, must be so delivered not later than 5:00 p.m. (Eastern Time) on the 10th day following the earlier of the day on which (i) notice of the annual meeting is mailed or otherwise made available or (ii) public announcement of the date of such meeting is first made by the fund. Neither the postponement or adjournment of an annual meeting, nor the public announcement of such postponement or adjournment, commences a new time period for the giving of a shareholder's notice as described above. No shareholder may give a notice to nominate or propose other business, and no such notice shall be effective, unless such shareholder holds a certificate for all shares owned by such shareholder during all times described above, and a copy of each such certificate held by such shareholder at the time of giving such notice accompanies such shareholder's notice.

        The foregoing description of the procedures for a fund shareholder properly to make a nomination for election to the board or to propose other business for the fund is only a summary and is not complete. Copies of each fund's bylaws, including the provisions which concern the requirements for shareholder nominations and proposals, may be obtained by writing to the fund's Secretary at 400 Centre Street, Newton, MA 02458. Any shareholder of a fund considering making a nomination or other proposal should carefully review and comply with those provisions of the fund's bylaws.

        Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at a fund's 2011 annual meeting of shareholders must be received at the fund's principal executive offices on or before September 27, 2010, in order to be considered for inclusion in the fund's proxy statement for its 2011 annual meeting of shareholders. The fund's bylaws require that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the fund's bylaws, not later than September 27, 2010 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered "untimely" within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than August 28, 2010.

SELECTION OF CANDIDATES FOR TRUSTEES

        The nominating committee of each fund selects, or recommends that the board selects, independent trustees to be elected by the fund's shareholders. The board or the nominating committee may nominate any individuals not considered to be disinterested persons (as determined under the 1940 Act) to be elected by shareholders as trustees. The nominating committee of each fund also selects, or recommends that the board selects, independent trustees to fill vacancies which may occur from time to time, and the board or the nominating committee may also elect trustees not considered to be disinterested persons (as determined under the 1940 Act) to fill vacancies which may occur from time to time. In all instances where the nominating committee does not select and nominate trustees, each board will act upon recommendations made by its nominating committee.

        A purpose of each fund's nominating committee is to consider candidates for election as trustees who are recommended by shareholders. To be considered by the fund's nominating committee, a shareholder nomination must be made in accordance with the provisions of the fund's bylaws, including the procedures referred to above under the heading "Shareholder Nominations and Proposals".

        The nominating committee may request additional information about the shareholder nominee or about a recommending shareholder.

        In considering candidates to serve as trustees, the nominating committee seeks individuals who have qualities which the committee believes may be effective in serving the fund's long term best interests. Among the characteristics which the nominating committee considers are the following: the quality of the candidate's past services to the fund, if any; the business and personal experience of the candidate and their relevance to the fund's business; the reputation of the candidate for integrity; the reputation of the candidate for intelligence, sound judgment and the ability to understand complex financial issues and to make meaningful inquiries; the willingness and ability of the candidate to devote sufficient time to board business; the familiarity of the candidate with the responsibilities of service on the board of a publicly owned company; whether the candidate would be an independent trustee if elected as a trustee; and other matters that the nominating committee deems appropriate. In seeking candidates for trustee who have not previously served as a trustee of the fund, the nominating committee may use the business, professional and personal contacts of its members, it may accept recommendations from other trustees, and, if it considers it appropriate, it may engage a professional search firm. In 2009, none of the funds paid any third party to identify or to assist in the evaluation of any candidate for election to the board.

        Shareholder recommendations which meet the requirements set forth above will be considered using the same criteria as other candidates considered by a nominating committee.

 OFFICERS OF THE FUNDS

        Biographical and other information relating to the executive officers of each fund is set forth below. The President, the Treasurer and the Secretary of each fund are elected annually by the fund's trustees. Any other officers of a fund may be elected or appointed by the fund's trustees at any time. Unless otherwise indicated, the principal business address of each officer of each fund is 400 Centre Street, Newton, Massachusetts 02458. No officer is compensated by either fund with the exception of Mr. William J. Sheehan. No fund compensates Mr. Sheehan in excess of $120,000 per year.

Name and age.	Position(s) held with each fund and length of time served. (Approx. number of years served.)	Other principal occupations during past 5 years.	Number of RMR Funds for which position is held*
Adam D. Portnoy+ (39)	President and Chief Executive Officer: RIF (3) and RAP (3). Serves at the discretion of the board.# Also serves as a Trustee and a Portfolio Manager of RIF (3).#	President and Chief Executive Officer of Reit Management since 2006 (Vice President from 2003 to 2006); Managing Trustee of HRPT Properties Trust since 2006 (Executive Vice President from 2003 to 2006); President, Chief Executive Officer and Director of RMR Advisors since 2007 (Vice President from 2003 to 2007); Vice President of the predecessor funds from 2004 (or inception, if later) to 2007; Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Director of Affiliates Insurance Company since 2008; President and Managing Trustee of Government Properties Income Trust since 2009.	2
Mark L. Kleifges (49)	Treasurer and Chief Financial Officer: RIF (6) and RAP (4). Serves at the discretion of the board.#	Executive Vice President of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 2002 to 2006); Treasurer and Chief Financial Officer, Hospitality Properties Trust since 2002; Treasurer of RMR Advisors since 2004 (Vice President from 2003 to 2004).	2

Name and age.	Position(s) held with each fund and length of time served. (Approx. number of years served.)	Other principal occupations during past 5 years.	Number of RMR Funds for which position is held*
Jennifer B. Clark (48)	Secretary and Chief Legal Officer: RIF (8) and RAP (4). Serves at the discretion of the board.#	Executive Vice President and General Counsel of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 1999 to 2006); Secretary of Hospitality Properties Trust since 2008 (Assistant Secretary from 1996 to 2008); Secretary of Senior Housing Properties Trust since 2008 (Assistant Secretary from 1998 to 2008); Secretary of HRPT Properties Trust since 2008 (Senior Vice President from 1999 to 2008); Assistant Secretary of Five Star Quality Care, Inc. since 2001; Secretary of RMR Advisors since 2002; Secretary of TravelCenters of America LLC since 2007; President and Secretary of Affiliates Insurance Company since 2008; Secretary of Government Properties Income Trust since 2009.	2
John C. Popeo† (49)	Vice President: RIF (7) and RAP (5).#	Executive Vice President of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 1999 to 2006); Treasurer of Reit Management since 1997; Treasurer, Chief Financial Officer and Assistant Secretary of HRPT Properties Trust since 1997; Vice President of RMR Advisors from 2004 to 2008 (Treasurer from 2002 to 2004); Treasurer and Assistant Secretary of Affiliates Insurance Company since 2008.	2

Name and age.	Position(s) held with each fund and length of time served. (Approx. number of years served.)	Other principal occupations during past 5 years.	Number of RMR Funds for which position is held*
Karen Jacoppo-Wood (43)	Vice President: RIF (3) and RAP (3). Serves at the discretion of the board.#	Vice President of RMR Advisors since 2007; Counsel, Pioneer Investment Management, Inc. from 2004 to 2006; Vice President and Managing Counsel, State Street Bank and Trust Company from 2006 to 2007.	2
Fernando Diaz (41)	Vice President: RIF (3) and RAP (3); Portfolio Manager of RIF (3). Serves at the discretion of the board.#	Vice President of RMR Advisors since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	2
William J. Sheehan (65)	Chief Compliance Officer and Director of Internal Audit: RIF (6) and RAP (4). Serves at the discretion of the board.#	Director of Internal Audit of HRPT Properties Trust, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc. since 2003; Chief Compliance Officer of RMR Advisors since 2004; Director of Internal Audit of TravelCenters of America LLC since 2007; Director of Internal Audit and Chief Compliance Officer of Affiliates Insurance Company since 2008; Director of Internal Audit of Government Properties Income Trust since 2009.	2

+
Mr. Adam D. Portnoy is also a class II trustee of the funds, and is the son of Barry M. Portnoy, a current class III trustee of the funds and a nominee for reelection as a class III trustee at this annual meeting.

*
RMR Funds is a fund complex consisting of each of the funds.

#
Includes the length of time served as an officer of the funds' Predecessor Funds.

†
Mr. Popeo resigned as Vice President of the funds and RMR Advisors effective November 23, 2009.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Unless otherwise indicated, the information set forth below is as of January 4, 2010. To each fund's knowledge, no person beneficially owned more than 5% of the fund's respective outstanding common shares, except as set forth below. To RIF's knowledge, no person beneficially owned more than 5% of its outstanding preferred shares, except as set forth below. To each fund's knowledge, none of its officers or trustees owned 1% or more of the outstanding common shares of the fund, except as set forth below. To RIF's knowledge, none of its officers or trustees owned any of its preferred shares. Collectively, to each of RIF's and RAP's knowledge, the officers and trustees of the funds beneficially own, as a group, in the aggregate, 110,245 and 37,753 common shares (not including any fractional shares which may be beneficially owned by an officer or trustee) of RIF and RAP, respectively, representing approximately 4.64% and 1.13%, respectively, of those respective funds' outstanding common shares. Unless otherwise indicated below, to each fund's knowledge, each owner named below has sole voting and dispositive power for all shares shown to be beneficially owned by that person and owns those shares directly. Share amounts listed below do not include fractional share amounts.

Title of Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Share Class
RIF
Common Shares	Barry M. Portnoy(1)	95,933	(2)	4.04%
Common Shares	Adam D. Portnoy(1)	8,015	(3)	*
Common Shares	John L. Harrington(1)	3,126		*
Common Shares	Mark L. Kleifges(1)	2,316		*
Common Shares	Jeffrey P. Somers(1)	280		*
Common Shares	Arthur G. Koumantzelis(1)	104		*
Preferred Shares	Royal Bank of Canada(4)	29	(5)	4.35%
RAP
Common Shares	City of London Investment Group PLC(6)	411,037		12.30%
Common Shares	Fred T. Tattersall(7)	196,949		5.89%
Common Shares	Roumell Asset Management(8)	177,341		5.30%
Common Shares	Barry M. Portnoy(1)	18,687	(9)	*
Common Shares	Adam D. Portnoy(1)	18,687	(10)	*
Common Shares	Jeffrey P. Somers(1)	290		*
Common Shares	Arthur G. Koumantzelis(1)	88		*

*
Less than 1%.

(1)
The address of each of Messrs. Barry Portnoy, Adam Portnoy, John Harrington, Mark Kleifges, Jeffrey Somers and Arthur Koumantzelis is 400 Centre Street, Newton, MA 02458. Messrs. Barry Portnoy and Koumantzelis are trustees of each fund and nominees for election as trustee of each fund. Mr. Adam Portnoy is a trustee and the President of each fund. Messrs. Harrington and Somers are trustees of each fund. Mr. Kleifges is the Treasurer and Chief Financial Officer of each fund.

(2)
89,147 common shares are owned directly by Mr. Barry Portnoy and 6,785 common shares are beneficially owned by Mr. Barry Portnoy by virtue of his 55% ownership of RMR Advisors, which directly owns those shares. Mr. Barry Portnoy disclaims beneficial ownership of RIF common shares owned by RMR Advisors, except to the extent he may have a pecuniary interest therein. Share amounts listed as beneficially owned by Mr. Barry Portnoy do not include fractional share amounts.

(3)
1,230 common shares are owned directly by Mr. Adam Portnoy and 6,785 common shares are beneficially owned by Mr. Adam Portnoy by virtue of his 45% ownership of RMR Advisors, which directly owns those shares. Mr. Adam Portnoy disclaims beneficial ownership of RIF common shares owned by RMR Advisors, except to the extent he may have a pecuniary interest therein. Share amounts listed as beneficially owned by Mr. Adam Portnoy do not include fractional share amounts.

(4)
Information based on Schedule 13G/A, dated December 31, 2009, filed jointly by Royal Bank of Canada and RBC Capital Markets Corporation with the SEC on January 11, 2010. Royal Bank of Canada has an address of 200 Bay Street, Toronto, Ontario M5J 2J5, Canada, and is a Canadian chartered bank. RBC Capital Markets Corporation is a subsidiary of Royal Bank of Canada, has an address of One Liberty Plaza, 165 Broadway, New York, NY 10006 and is a broker-dealer registered under the Securities Exchange Act of 1934. According to this Schedule 13G/A, Royal Bank of Canada and RBC Capital Markets Corporation have shared voting and dispositive power over these securities. Royal Bank of Canada and RBC Capital Markets Corporation are affiliates of RIF's lead broker-dealer for its preferred shares.

(5)
According to the Schedule 13G/A referenced in footnote 4, above, this consists of 8 shares of Series W Preferred Shares, representing approximately 17% of Series W, 17 shares of Series Th Preferred Shares, representing approximately 18.7% of Series Th, and 4 shares of Series F Preferred Shares, representing approximately 14.8% of Series F.

(6)
Information based on Schedule 13G, dated October 30, 2009, filed jointly by City of London Investment Group PLC ("CLIG") and City of London Investment Management Company Limited ("CLIM") with the SEC on November 9, 2009. CLIG and CLIM have an address of 77 Gracechurch Street, London, England EC3V 0AS. According to this Schedule 13G, CLIM is an investment adviser registered under the Investment Advisers Act of 1940, and CLIG is CLIM's parent holding company. According to the Schedule 13G, CLIG and CLIM each have sole voting and dispositive power over these securities, which are held in client accounts.

(7)
Information based on Schedule 13G, dated June 30, 2009, filed by Fred T. Tattersall with the SEC on July 23, 2009. Mr. Tattersall's address is 4991 Lake Brook Dr., Suite 125, Glen Allen, Virginia 23060. According to this Schedule 13G, Mr. Tattersall has sole voting and dispositive power over the shares that he owns.

(8)
Roumell Asset Management has an address of 2 Wisconsin Circle, Suite 660, Chevy Chase, MD 20815.

(9)
9,255 common shares are owned directly by Mr. Barry Portnoy and 9,431 common shares are beneficially owned by Mr. Barry Portnoy by virtue of his 55% ownership of RMR Advisors, which directly owns those shares. Mr. Barry Portnoy disclaims beneficial ownership of RAP common shares owned by RMR Advisors, except to the extent he may have a pecuniary interest therein. Share amounts listed as beneficially owned by Mr. Barry Portnoy do not include fractional share amounts.

(10)
9,255 common shares are owned directly by Mr. Adam Portnoy and 9,431 common shares are beneficially owned by Mr. Adam Portnoy by virtue of his 55% ownership of RMR Advisors, which directly owns those shares. Mr. Adam Portnoy disclaims beneficial ownership of RAP common shares owned by RMR Advisors, except to the extent he may have a pecuniary interest therein. Share amounts listed as beneficially owned by Mr. Adam Portnoy do not include fractional share amounts.

        The Declaration of Trust of each fund generally provides that no person or group of persons, other than an excepted person or group (as approved by the fund's board or as stated in the fund's Declaration of Trust), may beneficially own in excess of 9.8% of (i) any class or series of shares of a fund, or (ii) the aggregate of all the outstanding classes and series of shares of a fund. Each fund's board intends to strictly enforce these provisions of each fund's Declaration of Trust by utilizing, when necessary, the remedies available in each fund's Declaration of Trust for violations of these provisions of each fund's Declaration of Trust. For more information about these ownership limitations, please refer to the full text of each fund's Declaration of Trust, which is available by accessing each fund's filings with the SEC on the SEC's website (www.sec.gov) or on the funds' website (www.rmrfunds.com), or contact our Investor Relations Group at (866)-790-8165.

        The following table sets forth, for each trustee and nominee, the aggregate dollar range of each fund's equity securities beneficially owned and equity securities in all of the funds in the same family of investment companies overseen or to be overseen by each fund trustee or nominee beneficially owned as of January 4, 2010. The information as to beneficial ownership is based on statements furnished to the funds by such trustees and nominees.

Name	Dollar range of equity securities in RIF	Dollar range of equity securities in RAP	Aggregate dollar range of equity securities in all of the funds overseen by the trustees or nominee in the family of investment companies*
Interested Trustees/Nominee
Barry M. Portnoy	Over $100,000	Over $100,000	Over $100,000
Adam D. Portnoy	Over $100,000	Over $100,000	Over $100,000
Disinterested Trustees/Nominee
John L. Harrington	$50,001–$100,000	None	$50,001–$100,000
Jeffrey P. Somers	$1–$10,000	$1–$10,000	$10,001–$50,000
Arthur G. Koumantzelis	$1–$10,000	$1–$10,000	$1–$10,000

*
This column includes the aggregate dollar range of equity securities of RIF and RAP, which together comprise the RMR Funds, beneficially owned by each trustee and nominee.

        RMR Advisors is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. The following table sets forth for each independent trustee of the funds information regarding securities beneficially owned by them of those companies to which Reit Management provides management services.

Name	Company	Title of Class	Value of Securities+	Percent of Class
John L. Harrington	Hospitality Properties Trust	Common	$312,141	*
John L. Harrington	Senior Housing Properties Trust	Common	$249,205	*
John L. Harrington	Five Star Quality Care, Inc.	Common	$7,955	*
John L. Harrington	TravelCenters of America LLC	Common	$3,230	*
John L. Harrington	Government Properties Income Trust	Common	$28,712	*
Arthur Koumantzelis	HRPT Properties Trust	Common	$30,120	*
Arthur Koumantzelis	Hospitality Properties Trust	Common	$132,153	*
Arthur Koumantzelis	Senior Housing Properties Trust	Common	$61,280	*
Arthur Koumantzelis	Five Star Quality Care, Inc.	Common	$114,609	*
Arthur Koumantzelis	TravelCenters of America LLC	Common	$66,982	*
Jeffrey P. Somers	Senior Housing Properties Trust	Common	$86,680	*
Jeffrey P. Somers	Government Properties Income Trust	Common	$28,712	*

+
As of January 4, 2010.

*
Less than 1%.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the 1934 Act requires that fund trustees, executive officers, and persons who own more than 10% of a registered class of a fund's equity securities, as well as the funds' investment advisers and their officers and directors, file reports of ownership and changes in ownership of securities of the funds with the SEC and NYSE Amex. A fund's executive officers, trustees, and greater than 10% shareholders, as well as a fund's investment advisers and their officers and directors, are required to furnish the fund with copies of all forms they file pursuant to Section 16(a). Based solely on a review of copies of these reports furnished to the funds pursuant to Rule 16a-3(e), or written representations that no such reports were required: (i) RIF believes that during 2009 all filing requirements applicable to its executive officers, trustees, and greater than 10% shareholders, as well as to RMR Advisors, and its officers and directors, were timely met; and (ii) RAP believes that during 2009 all filing requirements applicable to its executive officers, trustees, and greater than 10% shareholders, as well as to RMR Advisors, the Subadvisor and their officers and directors, were timely met, except that the following persons were late in filing their respective Form 3 reports: George Wang and Gregory Bundy, both of the Subadvisor. As of the date hereof, the late Form 3 reports of Messrs. Wang and Bundy have been filed.

OTHER INFORMATION ABOUT THE FUNDS' ADVISORS AND ADMINISTRATOR

        RMR Advisors, located at 400 Centre Street, Newton, Massachusetts 02458, serves as the investment adviser, manager and administrator for each fund. RMR Advisors was founded in 2002 and is owned by Barry M. Portnoy and Adam D. Portnoy, both trustees of the funds. Adam Portnoy also is the President of the funds. State Street Bank and Trust Company, located at 4 Copley Place, Boston, Massachusetts 02116, is each fund's sub-administrator. MacarthurCook Investment Managers Limited ("MacarthurCook" or, as previously defined, the "Subadvisor") serves as a subadviser to RAP and its business address is Level 4, 30 Collins Street, Melbourne, Victoria 3000, Australia. MacarthurCook is controlled by AIMS Securities Holdings Pty Ltd, a member of the AIMS Financial Group (a group of Australian companies founded by Mr. George Wang as sole principal).

        The funds' investment advisory agreements with RMR Advisors were initially approved in 2009 by the funds' boards and the funds' sole initial shareholders for an initial term that will expire in 2011. Each advisory agreement calls for fees to be paid to RMR Advisors equal to an annual percentage of each fund's managed assets of 0.85% for RIF, and 1.00% for RAP. As of December 31, 2009, the managed assets of RIF and RAP were approximately $81.6 million and $73.6 million, respectively. A fund's managed assets are equal to the net asset value of that fund's common shares plus the liquidation preference of that fund's preferred shares, if any, and the principal amount of that fund's borrowings outstanding, if any. RMR Advisors has contractually agreed to waive fees equal to an annual percentage of 0.25% of the managed assets of RAP until May 25, 2012, and, as described below in more detail, RAP's investment subadviser has contractually agreed to waive a portion of its subadvisory fee paid by RMR Advisors equal to 0.125% per annum of RAP's average daily managed assets until May 25, 2012. The investment advisory agreement between RIF and RMR Advisors does not contain a contractual fee waiver. During 2009, advisory fees, net of contractual waivers, if any, were $444,854 and $346,238 for RIF and RAP, respectively, which amounts include fees paid by the Predecessor Funds during 2009. Neither RMR Advisors nor any of its affiliated companies receive compensation from any of the funds other than pursuant to the advisory fees described herein and each fund's administration agreement, which was also approved by each fund's board in 2009, except RIF and its Predecessor Fund and RAP and its Predecessor Fund paid RMR Advisors allocated internal audit and compliance costs as described below. A discussion regarding the basis for each fund's board approving each fund's current investment advisory agreement with RMR Advisors is available in each fund's semi-annual report to shareholders for the six months ended June 30, 2009.

        To date, amounts paid or payable to RMR Advisors under the administration agreements have been limited to reimbursement of the fees charged to RMR Advisors for each fund by State Street Bank and Trust Company that totaled $107,999 and $107,757 for each of RIF and RAP including their Predecessor Funds, respectively, in 2009. Each fund's board of trustees, and separately each fund's independent trustees, authorized (i) reimbursement payments to RMR Advisors by its fund for services of a chief compliance officer and internal audit services that totaled $98,716 and $126,863 for each of RIF and RAP including all of the funds that reorganized with and into RIF and RAP, respectively, for the twelve months ended September 30, 2009; and (ii) the joint participation of RMR Advisors and the funds in certain insurance policies, for which payments were made by RIF and RAP including their Predecessor Funds that totaled $26,535 and $26,535, respectively, during the fiscal year ended December 31, 2009.

        Under the terms of the funds' advisory agreements with RMR Advisors, RMR Advisors provides each fund with an investment program, makes day-to-day investment decisions for each fund (other than RAP) and manages (except as referred to below) each fund's business affairs in accordance with that fund's investment objectives and policies, subject to the general supervision of that fund's board. RMR Advisors also provides persons satisfactory to each board to serve as the fund's officers. Each fund's officers, as well as its other employees and trustees may be directors, trustees, officers or employees of RMR Advisors and its affiliates, including Reit Management. After their initial terms, the advisory agreements for RIF and RAP continue from year to year, but only so long as such continuation is approved in the manner prescribed by the 1940 Act. Generally, a fund's advisory agreement may be terminated by a majority of that fund's trustees or by proper vote of that fund's shareholders, at any time upon sixty days' notice and payment of compensation earned prior to such termination. The advisory agreement of each fund terminates automatically on its assignment (as that term is defined in the 1940 Act).

        Pursuant to RAP's investment subadvisory agreement with MacarthurCook, MacarthurCook makes investment decisions for RAP and generally manages its assets in accordance with its investment objectives and policies, subject to the general supervision of RMR Advisors and the fund's board. RAP does not pay the Subadvisor for services provided under its subadvisory agreement; however, RMR Advisors pays the Subadvisor a monthly fee equal to an annual rate of 0.375% of RAP's average daily managed assets. Until May 25, 2012, the Subadvisor has contractually agreed to waive a portion of its subadvisory fee such that the fee payable by RMR Advisors will be equal to 0.25% of RAP's average daily managed assets. During 2009, RMR Advisors paid the Subadvisor $108,991 in subadvisory fees with respect to RAP including its Predecessor Fund. RAP's board, and separately all of its independent trustees, approved RAP's current investment subadvisory agreement on September 21, 2009, and RAP's shareholders approved RAP's investment subadvisory agreement on November 18, 2009. A discussion regarding the basis for the board approving RAP's investment subadvisory agreement is available in RAP's proxy statement relating to its special meeting of shareholders held on November 18, 2009 which was filed with the SEC on October 9, 2009, and will also be available in RAP's annual report to its shareholders for the fiscal year ended December 31, 2009. The subadvisory agreement for RAP has an initial term that will expire in 2011 and will thereafter continue from year to year, but only so long as such continuation is approved in the manner prescribed by the 1940 Act. Generally, the subadvisory agreements for RAP may be terminated by a majority of its trustees or by proper vote of its shareholders, at any time upon sixty days' notice and upon payment by RMR Advisors of compensation earned prior to such termination, or by the Subadvisor on 120 days' prior notice. The subadvisory agreement for RAP terminates automatically upon its assignment (as that term is defined in the 1940 Act).

        In addition to the fee paid to RMR Advisors, each fund pays all other costs and expenses of its operations (other than the fee paid to the Subadvisor pursuant to the subadvisory agreement), including, but not limited to, compensation of the fund's trustees (other than those affiliated with RMR Advisors), custodian, transfer agency and distribution expenses, rating agency fees, legal fees, costs of independent auditors, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, expenses to maintain and administer the funds' dividend reinvestment plan and taxes, if any.

DIRECTORS AND OFFICERS OF RMR ADVISORS

        Information as of the date of this proxy statement relating to the directors and officers of RMR Advisors is set forth below. Officers of RMR Advisors are elected and appointed by its board of directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table lists the directors and officers of RMR Advisors.

Name (age)	Position	Date position was acquired
Adam D. Portnoy (39)	Owner, Director and President	October 2006 (Owner); May 2007 (Director and President)
Barry M. Portnoy (64)	Owner, Director and Vice President	July 2002
Gerard M. Martin (75)	Director and Vice President	July 2002
Mark L. Kleifges (49)	Treasurer	September 2004
Jennifer B. Clark (48)	Secretary	July 2002
Karen Jacoppo-Wood (43)	Vice President	May 2007
Fernando Diaz (41)	Vice President	May 2007
William J. Sheehan (65)	Chief Compliance Officer	September 2004

Messrs. Barry Portnoy and Adam Portnoy are trustees of the funds, and Messrs. Adam Portnoy, Kleifges, Diaz and Sheehan and Ms. Clark and Ms. Jacoppo-Wood are officers of the funds. Mr. Adam Portnoy is the son of Mr. Barry Portnoy.

 AUDIT COMMITTEE REPORT

        The audit committee of each fund oversees the fund's financial reporting process. The audit committee of each fund has not yet: (1) reviewed or discussed with management each fund's 2009 audited financial statements for the fiscal year ended December 31, 2009; (2) discussed with Ernst & Young LLP, each fund's independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol 1. AU section 380), as adopted by the Public Company Accounting Oversight board in Rule 3200T; (3) received the written disclosures or the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight board regarding the independent accountant's communications with the audit committee concerning independence, or discussed with the independent accountant the independent accountant's independence; or (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence or concluded that it is compatible at this time, though each audit committee anticipates considering such matters at its next regularly scheduled meeting on February 22, 2010. At such meeting and based on the foregoing review and discussions, each audit committee will consider whether to recommend to its respective board that its respective fund's audited financial statements be included in the fund's 2009 annual report to shareholders and filed with the SEC.

AUDIT COMMITTEE of each of RMR Real Estate Income Fund RMR Asia Pacific Real Estate Fund John L. Harrington, Chairman Jeffrey P. Somers Arthur G. Koumantzelis

 INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        Each fund's board at its respective meeting on December 1, 2009, appointed Ernst & Young LLP as the respective fund's independent registered public accountant for 2010. A representative of Ernst & Young LLP is expected to be present at the annual meetings, with the opportunity to make a statement if he or she desires to do so. This representative will be available to respond to appropriate questions from shareholders who are present at the annual meetings.

        The fees for services provided by Ernst & Young LLP for each fund for the last two years (each fund's fiscal year is a calendar year) were as follows:

	2009
	RIF*	RAP*
Audit fees	$40,000	$40,000
Audit related fees	32,000	17,000
Tax fees	10,000	10,000

Subtotal	82,000	67,000
All other fees	—	10,000

Ernst & Young LLP total fees	$82,000	$77,000

	2008
	RIF**	RAP**
Audit fees	$38,000	$38,000
Audit related fees	12,000	0
Tax fees	9,500	9,500

Subtotal	59,500	47,500
All other fees	—	5,000

Ernst & Young LLP total fees	$59,500	$52,500

*
The amounts in these columns include certain organizational costs of the funds as well as fees paid by each fund's Predecessor Fund. Each fund assumed the accounting history of its Predecessor Fund in connection with the June 2009 fund reorganizations, as described herein.

**
The amounts in these columns are solely for each fund's Predecessor Fund.

        Each fund's audit committee has established policies and procedures which are intended to control the services provided and charges by its independent registered public accountants and to monitor their continuing independence. Under these policies, no services may be undertaken by the funds' independent registered public accountant unless the engagement is specifically pre-approved by the audit committee of the affected fund or the services are included within a category which has been generally approved by the audit committee of the affected fund. The maximum charge for services is established by the audit committees when the specific engagement or the category of services is pre-approved or approved. In certain circumstances, RMR Advisors is required to notify the concerned audit committee when pre-approved services are undertaken and the committee or its chairman may approve amendments or modifications to the engagement or the maximum fees. The Chief Compliance Officer and Director of Internal Audit of each of the funds is responsible to report to the applicable audit committee regarding compliance with these policies.

        The audit committee of a fund will not approve engagements of the fund's independent registered public accountant to perform non-audit services if doing so will cause the independent registered public accountant to cease to be independent within the meaning of applicable SEC or NYSE Amex rules. In other circumstances, the audit committee considers, among other things, whether the fund's independent registered public accountant is able to provide the required services in a more or less effective and efficient manner than other available service providers.

        There were no non-audit fees billed by Ernst & Young LLP for services rendered to RMR Advisors or any entity controlling, controlled by or under common control with RMR Advisors that provided ongoing services to the funds in 2008 or 2009.

        All services in 2008 and 2009 for which a fund engaged its independent registered public accountants were approved by the fund's audit committee. The audit related services provided by Ernst & Young LLP to the funds in 2008 and 2009 were for the issuance of agreed upon procedure reports to rating agencies (for RIF and its Predecessor Fund in 2008 and 2009) as well as certain organizational costs of the funds in 2009. The only non-audit services provided by Ernst & Young LLP to the funds were for tax services (in 2008 and 2009), as well as subscriptions to Ernst & Young LLP's proprietary Passive Foreign Investment Companies database (for RAP and its Predecessor Fund, in 2008 and 2009). The tax services involved reviewing the funds' tax reporting and tax compliance procedures. Each audit committee of the funds determined that the non-audit services provided by Ernst & Young LLP to the applicable fund were compatible with the rules on auditor independence promulgated by the SEC and the audit and non-audit services policies and procedures of each of the funds. When considering the engagement of Ernst & Young LLP, each audit committee of the funds considered the working relationship of its fund with Ernst & Young LLP, determined the fees for audit and non-audit services to its fund to be appropriate and approved the engagement of Ernst & Young LLP to provide the audit and non-audit services to its fund. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2008 and 2009 are set forth above.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other record holders may participate in the practice of "householding" the Notice of Internet Availability, proxy statements and annual reports, as applicable. This means that, unless shareholders give contrary instructions, only one copy of the Notice of Internet Availability, the joint proxy statement or a fund's annual report, as applicable, may be sent to multiple shareholders of the same fund in each household. RMR Advisors will promptly deliver a separate copy of the Notice of Internet Availability, the joint proxy statement or a fund's annual report, as applicable, if you call or write to RMR Advisors at the following address or telephone number: RMR Advisors, Inc. 400 Centre Street, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of the Notice of Internet Availability, the proxy statement or annual report, as applicable, in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact RMR Advisors at the above address or telephone number.

 OTHER MATTERS

        At this time, the boards know of no other matters which will be brought before the annual meetings. However, if other matters properly come before the annual meetings or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

By order of the boards, JENNIFER B. CLARK Secretary RMR Real Estate Income Fund RMR Asia Pacific Real Estate Fund

Newton, Massachusetts
January 19, 2010

IMPORTANT

        If your shares are held in your own name, please complete a proxy over the internet or by telephone in the manner provided on the website indicated in the Notice of Internet Availability that you received in the mail; alternatively, please request, complete and return a proxy card, today. If your shares are held in "street name," you should provide instructions to your broker, bank, nominee or the other institution holding your shares on how to vote your shares. You may provide instructions to your broker, bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return a proxy card to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

RMR Funds	Meeting Information
	Meeting Type:	Annual
	For holders as of:	January 15, 2010
	Date:	March 11, 2010
	Time:	1:30 p.m.
	Location:	400 Centre Street Newton, MA 02458
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the revise side of this notice to obtain proxy materials and voting instructions.

—Before You Vote—

How to Access the Proxy Materials

Proxy Materials Available to VIEW or Receive:

PROXY STATEMENT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*
If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 1, 2010 to facilitate timely delivery.

—How to Vote—

Please Choose One of the Following Voting Methods

Vote In Person:    If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet:    To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail:    You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Trustees recommends that you vote FOR the following:

1.
To elect one Class III Trustee to our board.
 For preferred shareholders only with respect to RIF;
For common shareholders with respect to RAP.

  Nominee:
  Barry M. Portnoy

2.
To elect one Class III Trustee to our board.
 For common and preferred shareholders with respect to RIF;
For common shareholders with respect to RAP.

  Nominee:
  Arthur G. Koumantzelis

3.
In their discretion, the Proxy Holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or at any adjournment or postponement thereof.

CONTROL # à

RMR Real Estate Income Fund ("RIF") RMR Asia Pacific Real Estate Fund ("RAP")

For the Annual Meeting of Shareholders
To be held on Thursday, March 11, 2010

 Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting:
The Proxy Statement is available at
 www.proxyvote.com.

400 Centre Street Newton, Massachusetts 02458	Proxy

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF EACH OF RIF AND RAP

        The undersigned shareholder of RMR Real Estate Income Fund and/or RMR Asia Pacific Real Estate Fund (each, a "Fund" and collectively, the "Funds"), each a Delaware statutory trust, hereby appoints Adam D. Portnoy, Karen Jacoppo-Wood and Jennifer B. Clark, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting(s) of shareholders of the Fund(s) to be held at 400 Centre Street, Newton, Massachusetts 02458 on Thursday, March 11, 2010, at 1:30 p.m. (Eastern Time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting(s) and otherwise to represent the undersigned at the meeting(s) with all powers possessed by the undersigned if personally present at the meeting(s). The undersigned hereby acknowledges receipt of the notice of the annual meeting(s) of shareholders and of the accompanying joint proxy statement, each of which is incorporated herein by reference, as well as the Notice Regarding Internet Availability of Proxy Materials, and revokes any proxy heretofore given with respect to the meeting(s).

        THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE FUND'S NOMINEES FOR TRUSTEES IN BOTH PROPOSAL 1 AND PROPOSAL 2. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING(S) OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

See reverse for voting instructions.

To Vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com. 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement. 2) Call 1-800-690-6903. 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the approporiate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

RMR REAL ESTATE INCOME FUND (Preferred Shares)

The Board of Trustees Recommends a Vote FOR each of Proposal 1 and Proposal 2.

1.	To elect one class III Trustee to our board (Preferred Shareholders only):	Nominee: Barry M. Portnoy	☐ Vote FOR this nominee	☐ Vote WITHHELD from this nominee
2.	To elect one class III Trustee to our board (Preferred Shareholders only):	Nominee: Arthur G. Koumantzelis	☐ Vote FOR this nominee	☐ Vote WITHHELD from this nominee
3.
In their discretion, the Proxy Holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEES IN PROPOSALS 1 AND 2. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THE VALIDITY OF THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY GIVEN BY THE UNDERSIGNED EXCEPT AS IT RELATES TO A PRIOR PROXY CONCERNING THIS ANNUAL MEETING.

Please be sure to sign and date this Proxy.

Date	Date

Signature(s) in Box	Signature (Joint Owners)

NOTE: Please sign exactly as your name(s) appears(s) on the proxy. If held in joint tenancy, all persons should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name, by authorized officer indicating title. If a partnership, please sign in partnership name by authorized person indicating title.

To Vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com. 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement. 2) Call 1-800-690-6903. 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the approporiate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

RMR REAL ESTATE INCOME FUND (Common Shares)

The Board of Trustees Recommends a Vote FOR Proposal 2.

1.	To elect one class III Trustee to our board (Preferred Shareholders only):	Nominee: Barry M. Portnoy	Not Applicable
2.	To elect one class III Trustee to our board (Common Shareholders only):	Nominee: Arthur G. Koumantzelis	☐ Vote FOR this nominee	☐ Vote WITHHELD from this nominee
3.
In their discretion, the Proxy Holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEES IN PROPOSALS 1 AND 2. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THE VALIDITY OF THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY GIVEN BY THE UNDERSIGNED EXCEPT AS IT RELATES TO A PRIOR PROXY CONCERNING THIS ANNUAL MEETING.

Please be sure to sign and date this Proxy.

Date	Date

Signature(s) in Box	Signature (Joint Owners)

NOTE: Please sign exactly as your name(s) appears(s) on the proxy. If held in joint tenancy, all persons should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name, by authorized officer indicating title. If a partnership, please sign in partnership name by authorized person indicating title.

To Vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com. 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement. 2) Call 1-800-690-6903. 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the approporiate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

RMR ASIA PACIFIC REAL ESTATE FUND

The Board of Trustees Recommends a Vote FOR each of Proposal 1 and Proposal 2.

1.	To elect one class III Trustee to our board:	Nominee: Barry M. Portnoy	☐ Vote FOR this nominee	☐ Vote WITHHELD from this nominee
2.	To elect one class III Trustee to our board:	Nominee: Arthur G. Koumantzelis	☐ Vote FOR this nominee	☐ Vote WITHHELD from this nominee
3.
In their discretion, the Proxy Holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE IN PROPOSALS 1 AND 2. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THE VALIDITY OF THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY GIVEN BY THE UNDERSIGNED EXCEPT AS IT RELATES TO A PRIOR PROXY CONCERNING THIS ANNUAL MEETING.

Please be sure to sign and date this Proxy.

Date	Date

Signature(s) in Box	Signature (Joint Owners)

NOTE: Please sign exactly as your name(s) appears(s) on the proxy. If held in joint tenancy, all persons should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name, by authorized officer indicating title. If a partnership, please sign in partnership name by authorized person indicating title.

QuickLinks

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF MR. BARRY M. PORTNOY
EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF MR. ARTHUR G. KOUMANTZELIS SOLICITATION OF PROXIES
INFORMATION REGARDING NOMINEES AND TRUSTEES OF THE FUNDS
COMPENSATION OF TRUSTEES
COMMUNICATIONS WITH TRUSTEES
BOARD COMMITTEES
SHAREHOLDER NOMINATIONS AND PROPOSALS
SELECTION OF CANDIDATES FOR TRUSTEES
OFFICERS OF THE FUNDS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER INFORMATION ABOUT THE FUNDS' ADVISORS AND ADMINISTRATOR
DIRECTORS AND OFFICERS OF RMR ADVISORS
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
OTHER MATTERS
IMPORTANT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF EACH OF RIF AND RAP